UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 14, 2008, we filed a Current Report on Form 8-K pursuant to Item 2.01 of Form 8-K to report the completion of our acquisition of Kintera, Inc. (“Kintera”). Under parts (a) and (b) of Item 9.01 therein, we stated that we would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed on July 14, 2008 in order to provide the required financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited Consolidated Balance Sheets of Kintera, Inc. as of December 31, 2007 and 2006 and the related consolidated Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for each of the two years in the period ended December 31, 2007 and the notes thereto are incorporated by reference from Kintera Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on March 18, 2008.

The unaudited consolidated Balance Sheet as of March 31, 2008 and the related consolidated Statement of Operations and Changes in Stockholders Equity and Cash Flows of Kintera for the three months ended March 31, 2008 are incorporated by reference from Kintera’s Quarterly Report on Form 10-Q filed with the Commission on May 12, 2008.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined Balance Sheet as of March 31, 2008 and Statements of Operations for the year ended December 31, 2007 and for the three months ended March 31, 2008 for Blackbaud, Inc. and the notes thereto are included as Exhibit 99.4 and are incorporated herein by reference.

(c)	Exhibits

The following exhibits are filed or furnished as part of this report:

Exhibit Number	Description of Document
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Kintera, Inc.

99.1*	Press release dated July 9, 2008.

99.2	Audited Consolidated Balance Sheets of Kintera, Inc. as of December 31, 2007 and 2006 and the related consolidated Statements of Operations, Changes in Stockholders Equity and Cash Flows for each of the two years in the period ended December 31, 2007, and the notes thereto (incorporated by reference to Kintera, Inc.’s Annual Report on Form 10-K filed on March 18, 2008).

99.3	Unaudited Consolidated Balance Sheet as of March 31, 2008 and the related Consolidated Statement of Operations and Changes in Stockholders Equity and Cash Flows of Kintera for the three months ended March 31, 2008 (incorporated by reference to Kintera, Inc.’s Quarterly Report on Form 10-Q filed on May 12, 2008).

99.4	Unaudited pro forma condensed combined Balance Sheet as of March 31, 2008 and Statements of Operations for the year ended December 31, 2007 and for the three months ended March 31, 2008 for Blackbaud, Inc.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: September 19, 2008	/s/ Timothy V. Williams
Timothy V. Williams,
Senior Vice President and Chief Financial Officer